UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007 (May 3, 2007)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio		43215-3976
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

State Auto Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to report bonuses paid to the Named Executive Officers set forth below (“NEOs”) that were not calculable as of the printing date of the Company’s definitive Proxy Statement for its 2007 Annual Meeting (filed with the Securities and Exchange Commission on March 30, 2007) (the “Proxy Statement”) and therefore omitted from the Summary Compensation Table included in the Proxy Statement. These bonuses were paid under the Company’s 2006 Executive Bonus Plan (“EBP”). Two of the performance criteria for establishing 2006 bonuses under the EBP were peer comparisons as to underwriting results and premium growth. The Company relies on information from A.M. Best Company to determine these two performance criteria. The information from A.M. Best Company was not available until after the printing date of the Proxy Statement. On May 3, 2007, the Company’s Compensation reviewed the peer comparison information from A.M. Best Company, determined the total number of points earned under the EBP formula, and approved 2006 bonuses under the EBP to the NEOs and other participants in the EBP.

Additional information regarding the EBP is set forth on pages 32 through 34 of the Proxy Statement, which information is incorporated herein by reference.

The following information updates the Summary Compensation Table set forth on page 40 of the Proxy Statement:

Name and Principal Position	Year	Non-Equity Incentive Plan Compensation ($)(1)	Total ($)
Robert P. Restrepo, Jr. Chairman, President and Chief Executive Officer	2006	143,022	2,274,187

Steven E. English Vice President and Chief Financial Officer	2006	50,897	414,684

Mark A. Blackburn Executive Vice President and Chief Operating Officer	2006	101,513	768,823

Steven R. Hazelbaker Vice President	2006	62,073	455,267

Cynthia A. Powell Vice President, Treasurer and Chief Accounting Officer	2006	62,014	482,975

John R. Lowther Senior Advisor	2006	94,509	1,482,277

(1)	The dollar amounts shown in this column reflect quarterly cash bonuses earned under the Company’s Quality Performance Bonus Plan (“QPB”) and annual cash bonuses earned under the EBP for 2006. For Mr. Restrepo, the amount shown reflects $52,338 of QPB bonuses, $25,684 of a contractually contemplated QPB bonus substitute, and a $65,000 EBP bonus. Mr. Restrepo’s total EBP bonus for 2006 was $215,000. However, $150,000 of his 2006 EBP bonus was guaranteed under his employment agreement and previously reported in the Summary Compensation Table under the “Bonus” column.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 15, 2007	By	/s/ James A. Yano
Vice President and General Counsel